Exhibit 99.1

FireFly Neuroscience Announces Healthcare Science and AI Industry Leader David DeCaprio to Join Board of Directors

PUBLISHED

APR 17, 2024 8:30AM EDT

Board Appointment is a Key Step Towards Anticipated Trading on NASDAQ

FAIRFAX, Va. and TORONTO, April 17, 2024 (GLOBE NEWSWIRE) -- Firefly Neuroscience, Inc. (“Firefly” or the “Company”), a pioneering AI company developing innovative neuroscientific solutions to improve outcomes for patients with mental illnesses and neurological disorders, announces that Healthcare Science and AI Industry leader, David DeCaprio (“DeCaprio”), has entered into an agreement to join the Company’s Board of Directors upon completion of the anticipated merger with WaveDancer, Inc. (“WaveDancer”) (NASDAQ: WAVD). This appointment is a key step towards Firefly’s anticipated start of trading on the NASDAQ.

DeCaprio has significant experience transitioning advanced technology from academic research labs into successful businesses. He is a Co-founder of ClosedLoop.ai, which has been recognized as the #1 AI platform for healthcare from 2022 through 2024. Additionally, he was the winner of the CMS AI Health Outcomes Challenge and was an Engineering Lead for the Human Genome Project at the Broad Institute of MIT and Harvard.

“With the upcoming merger with WaveDancer and subsequent listing on NASDAQ, we are entering a transformational moment in the history of the Company,” said Jon Olsen, CEO of Firefly. “We are honored to welcome Mr. DeCaprio to Firefly’s Board of Directors, and we look forward to leveraging Mr. DeCaprio’s breadth and depth of expertise as we continue to develop innovative neuroscientific solutions to improve outcomes for patients with mental illnesses and neurological disorders.”

About Firefly

Firefly is a medical technology and AI company developing and pioneering innovative neuroscientific solutions that improve outcomes for patients with mental illnesses and neurological disorders. The Company has developed its FDA-510(k) cleared Brain Network Analytics (“BNA”) software platform (the “Platform”) and is focused on advancing diagnostic and treatment approaches for people suffering from mental illnesses and cognitive disorders, including depression, dementia, anxiety disorders, concussions, and attention-deficit/hyperactivity disorder (ADHD). Over the last 15 years the Company has invested approximately $60 million to develop its BNA software, compile a database of brain wave tests, gain patent protection, and receive FDA approval to market and sell the Platform. As a result, Firefly is now pursuing commercial launch of the BNA Platform in multiple markets including, pharmaceutical companies with drug research and clinical trial activities and medical practitioners for use in their clinics.

The BNA Platform is a software as a medical solution (SAMS) that was developed using artificial intelligence (AI) and machine learning (ML) on Firefly’s extensive proprietary database of standardized, high-definition longitudinal electroencephalograms (EEGs) of over 17,000 patients representing twelve disorders, as well as clinically normal patients. The BNA Platform, in conjunction with an FDA-cleared EEG system, can provide clinicians with comprehensive insights into brain function (cognition). These insights can enhance a clinician’s ability to accurately diagnose mental illnesses and cognitive disorders and to evaluate what therapy and/or drug is best suited to optimize a patient’s outcome.

Please visit, https://fireflyneuro.com/, for more information.

Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws concerning WaveDancer, Firefly, the Merger, and other matters. These forward-looking statements include express or implied statements relating to WaveDancer’s and Firefly’s management teams’ expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting WaveDancer, Firefly or the Merger will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond WaveDancer’s or Firefly’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the Merger are not satisfied, including the failure to obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the Merger and the ability of each of WaveDancer and Firefly to consummate the Merger; risks related to WaveDancer’s continued listing on the Nasdaq Stock Market until closing of the Merger; risks related to WaveDancer’s and Firefly’s ability to correctly estimate their respective operating expenses and expenses associated with the Merger, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on WaveDancer’s or Firefly’s business relationships, operating results and business generally; costs related to the Merger; the outcome of any legal proceedings that may be instituted against WaveDancer, Firefly or any of their respective directors or officers related to the Merger Agreement or the Mergers contemplated thereby; the ability of WaveDancer or Firefly to protect their respective intellectual property rights; competitive responses to the Merger; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the WaveDancer’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and those factors included under the heading “Risk Factors” in the registration statement on Form S-4 filed by WaveDancer with the SEC, as amended. Should one or more of these risks or uncertainties materialize, or should any of WaveDancer’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Forward-looking statements included in this press release only speak as of the date they are made, and neither WaveDancer nor Firefly undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact

KCSA Strategic Communications

Valter Pinto, Managing Director

PH: (212) 896-1254

Valter@KCSA.com